UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Norfolk Southern Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On April 15, 2024, Norfolk Southern Corporation (“NSC”) updated its website www.VoteNorfolkSouthern.com, which contains information relating to NSC’s 2024 Annual Meeting of Shareholders, to include a video. A copy of the transcript for the video can be found below and may be used in whole or in part in additional communications by NSC:

“How to Vote” Video Transcript:

The election of directors at the upcoming annual meeting of Norfolk Southern shareholders represents an especially important vote this year.

Under the leadership of Chief Executive Officer Alan Shaw, Norfolk Southern is successfully executing a balanced strategy that has put the company on a clear path to deliver exceptional service, lead the industry in safety, enhance productivity, and drive sustainable shareholder value creation.

An activist hedge fund, Ancora, is attempting to take control of your company by replacing a majority of your board and installing a new management team – actions which would introduce significant risks to the business and disrupt the work we have underway.

Norfolk Southern has mailed shareholders proxy materials relating to the annual meeting —including a WHITE proxy card or WHITE voting instruction form (both of which we refer to as your WHITE proxy card). (If you consented to email delivery, please keep an eye on your inbox!)

Voting is easy, and you can vote electronically or by mail!

To vote electronically, you may:

1)	Access the website indicated on your WHITE proxy card by typing its address into your browser. You will be asked to provide the control number shown on the WHITE proxy card.

2)	Your WHITE proxy card may show a QR code. In that case, you can scan the QR code and access the voting site without entering the control number.

3)	If you receive your Norfolk Southern proxy materials by email, you can simply click the “VOTE NOW” button displayed in the email. Make sure that the email relates to the WHITE proxy card.

Please note the deadline for electronic voting indicated on your WHITE proxy card. For most shareholders, you must submit electronic votes no later than 11:59 PM ET on May 8, 2024, but depending on how you hold your shares (through an employee plan for example), the plan trustee or your custodian may indicate an earlier deadline.

To vote by mail, please mark, sign, date and return the WHITE proxy card in the postage-paid envelope provided. Please remember to vote “FOR” ONLY Norfolk Southern’s 13 nominees on the WHITE proxy card. If you mark “FOR” for more than 13 nominees, your vote with respect to election of directors will be invalid and will not be counted.

We urge you to discard any blue proxy materials you may receive from Ancora. However, if you mistakenly vote using the blue proxy card, you can always cancel that vote by using the WHITE proxy card to vote again—electronically or by mail. Only your latest dated vote will count!

Remember, your vote is extremely important, no matter how many shares you own. If you hold your shares in more than one account, please be sure to vote with respect to each account.

If you have any questions about voting your shares, please be sure to call our proxy solicitor, Innisfree M&A Incorporated, who are standing by to assist you.

Thank you for your continued support of Norfolk Southern.

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Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement (the “2024 Proxy Statement”) on Schedule 14A and a WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the 2024 Proxy Statement, any amendments or supplements to the 2024 Proxy Statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at https://norfolksouthern.investorroom.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the 2024 Annual Meeting is included in Norfolk Southern’s 2024 Proxy Statement, filed with the SEC on March 20, 2024. To the extent holdings by our directors and executive officers of Norfolk Southern securities reported in the 2024 Proxy Statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change of Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described above.

Cautionary Statement on Forward-Looking Statements

Certain statements in this communication are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements relate to future events or our future financial performance, including statements relating to our ability to execute on our strategic plan and our 2024 Annual Meeting and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or our achievements or those of our industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements may be identified by the use of words like “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “project,” “consider,” “predict,” “potential,” “feel,” or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates, beliefs, and projections. While the Company believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. These and other important factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as well as the Company’s subsequent filings with the SEC, may cause actual results, performance, or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.